Exhibit 99.2

Quarterly Financial Supplement

FOR THE QUARTER ENDED JUNE 30, 2014

ddr

Think Retail. Create Value.

Quarterly Financial Supplement FOR THE QUARTER ENDED JUNE 30, 2014 Quarterly Financial Supplement FOR THE QUARTER ENDED JUNE 30, 2014

DDR Corp.

Table of Contents

Section	Page
Earnings Release & Financial Statements
Press Release	1 - 9

Joint Ventures
Summary	10
Income Statement	11
Balance Sheet	12

Investments
Transactions	13
Developments	14

Asset Summary
Portfolio Summary	15
Portfolio Detail	16
Leasing Summary	17 - 18
Top 50 Tenants	19

Balance Sheet Summary
Capital Structure	20
Debt / EBITDA	21
Debt Summary	22
Consolidated Debt Detail	23 - 25
Unconsolidated Debt Detail	26 - 27

Analyst Information and Reporting Policies
Analyst Coverage	28
Notable Policies	29 - 30

Property list available online at http://www.ddr.com

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; ability to sell assets on commercially reasonable terms; ability to secure equity or debt financing on commercially acceptable terms or at all; or ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; and the finalization of the financial statements for the three and six months ended June 30, 2014. For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

Media Contact:	Investor Contact:
Matt Schuler	Matt Lougee
mschuler@ddr.com	mlougee@ddr.com
216.755.5500	216.755.5500

DDR REPORTS OPERATING FFO PER DILUTED SHARE OF $0.28

FOR THE QUARTER ENDED JUNE 30, 2014

BEACHWOOD, OHIO, July 30, 2014 – DDR Corp. (NYSE: DDR) today announced operating results for the second quarter ended June 30, 2014.

Significant Second Quarter Activity:

•	Generated Operating FFO of $0.28 per diluted share, a 3.7% increase from the second quarter of 2013

•	Executed 364 new leases and renewals for 3.1 million square feet

•	Increased the U.S. portfolio leased rate by 20 basis points to 95.3%, from 95.1% at March 31, 2014 and by 80 basis points from 94.5% at June 30, 2013

•	Generated positive new leasing spreads of 18.8% on a pro rata basis, and positive renewal leasing spreads of 7.5% on a pro rata basis

•	Generated same store net operating income growth of 3.2% at both 100% ownership and on a pro rata basis compared to the prior year

•	Acquired $265 million of wholly-owned prime power centers

•	Sold $79 million of non-prime assets; DDR’s pro rata gross proceeds were $51 million

•	Closed on the sale of DDR’s 50% ownership interest in Sonae Sierra Brazil BV Sarl (“SSB”) for gross proceeds of $344 million

•	Closed on a $75 million, seven-year non-recourse mortgage loan secured by a shopping center in Puerto Rico with an interest rate of 3.59%

•	Redeemed the remaining $55 million of 7.375% Class H Preferred Shares

•	Formed a joint venture with Blackstone to acquire 76 shopping centers for $1.975 billion which is expected to close in the third quarter of 2014

“We are very pleased with our quarterly results highlighted by our ninth consecutive quarter of same store net operating income growth in excess of 3%,” commented DDR’s Chief Executive Officer Daniel B. Hurwitz. “We are also optimistic regarding the continued leasing momentum within our portfolio, the expansion of our relationship with Blackstone and the profitable disposition of our interests in Brazil. Tenant demand for high quality assets remains robust and we expect to benefit as a result going forward.”

Financial Highlights

•	Second quarter operating funds from operations attributable to common shareholders (“Operating FFO”) increased $15.2 million to $101.3 million, or $0.28 per diluted share, compared to $86.1 million, or $0.27 per diluted share, for the prior-year comparable period.

•	Second quarter net income attributable to common shareholders was $67.8 million, or $0.19 per diluted share, which compares to net loss of $36.0 million, or $0.11 per diluted share, for the prior-year comparable period.

Significant Second Quarter Operating Activity

•	Executed 153 new leases totaling 695,000 square feet at positive spreads of 18.8% on a pro rata basis

•	Executed 211 renewal leases totaling 2.4 million square feet at positive spreads of 7.5% on a pro rata basis

•	Increased the annualized base rent per occupied square foot to $13.50 as of June 30, 2014 as compared to $12.92 at June 30, 2013

Significant Second Quarter Transactional Activity

•	Acquired four consolidated prime power centers totaling 1.2 million square feet for $264.8 million. The acquisitions were funded primarily with proceeds from the sale of the Company’s interest in SSB, asset dispositions and the issuance of 1.0 million operating partnership units valued at $17.9 million.

•	Sold seven consolidated non-prime operating shopping centers totaling 341,000 square feet and six consolidated non-income producing assets. Gross proceeds were $44.6 million. A net gain of $8.0 million was recorded related to these sales.

•	Sold four unconsolidated operating shopping centers totaling 409,000 square feet for $34.0 million, of which the Company’s pro rata share was $6.3 million. A net gain of $2.0 million was recorded related to these sales, of which the Company’s pro rata share was $0.8 million.

•	Sold its entire ownership interest in SSB for gross proceeds of $343.6 million, and recorded a gain on sale in the second quarter of $83.8 million.

•	Closed on a $75 million non-recourse mortgage loan secured by Plaza Escorial, a 636,000-square-foot shopping center in Puerto Rico. The loan obtained from a leading life insurance company, includes a seven-year term and an interest rate of 3.59%.

•	Redeemed the remaining $55.0 million of the Company’s 7.375% Class H Cumulative Redeemable Preferred Shares and recorded a charge of $1.9 million to net income attributable to common shareholders related to the write-off of the Class H Preferred Shares’ original issuance costs.

•	Formed a joint venture with Blackstone to acquire 76 shopping centers from American Realty Capital Properties, Inc. in a transaction valued at $1.975 billion, including assumed debt of $461 million and approximately $800 million of new financings. An affiliate of Blackstone will own 95% of the common equity of the joint venture and an affiliate of DDR will own the remaining 5%. DDR also is expected to invest up to $300 million in preferred equity in the joint venture with a fixed dividend rate of 8.5% and will provide customary leasing and management services. In addition, DDR will have the right of first offer to acquire ten of the assets under specified conditions consistent with past transactions with Blackstone. The acquisition is expected to close in the third quarter of 2014.

2014 Guidance

•	There has been no change in Operating FFO per share guidance since the last update provided on March 10, 2014. The Company continues to estimate a range of $1.14 to $1.18 for 2014 Operating FFO per diluted share.

Non-GAAP Disclosures

FFO is a supplemental non-GAAP financial measurement used as a standard in the real estate industry and a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group. Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”), is necessarily indicative of cash available to fund cash needs and should be considered as an alternative to net income computed in accordance with GAAP as an indicator of the Company’s operating performance or as an alternative to cash flow as a measure of liquidity.

FFO is defined and calculated by the Company as net income, adjusted to exclude: (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments, (iv) extraordinary items and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income from joint ventures and equity income from non-controlling interests and the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company calculates Operating FFO by excluding the non-operating charges and gains described below. The Company computes FFO in accordance with the NAREIT definition. Other real estate companies may calculate FFO and Operating FFO in a different manner. Operating FFO is useful to investors as the Company removes these charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. A reconciliation of net income (loss) to FFO and Operating FFO is presented herein.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; constructing properties or expansions that produce a desired yield on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract, including the ability of the joint venture between DDR and Blackstone to successfully complete the acquisition of the portfolio from American Realty Capital Properties, Inc.; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our capital recycling strategy; and the finalization of the financial statements for the three-month period ended June 30, 2014. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company’s Form 10-K for the year ended December 31, 2013, as amended. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

About DDR Corp.

DDR is an owner and manager of 390 value-oriented shopping centers representing 108 million square feet in 39 states and Puerto Rico. The Company’s assets are concentrated in high barrier-to-entry markets with stable populations and high growth potential and its portfolio is actively managed to create long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com, as well as on Twitter, LinkedIn and Facebook.

Conference Call and Supplemental Information

A copy of the Company’s Supplemental package is available upon request to Brooke Vanek at the Company’s corporate office, 3300 Enterprise Parkway, Beachwood, Ohio 44122 or at www.ddr.com.

The Company will hold its quarterly conference call tomorrow, July 31, 2014, at 10:00 a.m. Eastern Time. To participate, please dial 866.515.2914 (domestic), or 617.399.5128 (international) at least ten minutes prior to the scheduled start of the call. When prompted, provide the passcode: 24154621. Access to the live call and replay will also be available through the Company’s website. The replay will be available through August 7, 2014.

DDR Corp.

Income Statement: Consolidated Interests

$ in thousands, except per share
	2Q14	2Q13	6M14	6M13
Revenues:
Minimum rents (1)	$178,140	$139,784	$353,049	$275,671
Percentage rent	643	674	2,316	2,364
Recoveries	58,264	44,742	118,324	89,437
Ancillary income	6,146	7,415	12,482	13,025
Other revenues (2)	2,588	4,894	4,484	5,518

	245,781	197,509	490,655	386,015
Expenses (3):
Operating and maintenance	35,436	32,871	73,583	64,535
Real estate taxes	36,578	26,258	72,042	52,318

	72,014	59,129	145,625	116,853

Net operating income	173,767	138,380	345,030	269,162

Other income (expense):
Fee income	7,879	10,191	16,102	20,912
Interest income	3,158	5,797	6,285	13,674
Interest expense (4)	(62,573)	(53,626)	(125,207)	(105,835)
Depreciation and amortization	(99,826)	(67,047)	(208,295)	(132,671)
General and administrative (5)	(19,085)	(20,117)	(39,338)	(39,877)
Other income (expense), net (6)	(4,510)	1,895	(9,124)	(1,005)
Impairment charges (7)	(14,342)	(13,642)	(24,615)	(13,642)

(Loss) income before earnings from equity method investments and other items	(15,532)	1,831	(39,162)	10,718
Equity in net income (loss) of joint ventures	1,131	(1,191)	6,621	1,763
Impairment of joint venture investments	0	0	(9,100)	0
Gain on sale and change in control of interests, net	83,830	1,066	83,830	1,066
Income (loss) from discontinued operations (8)	6,643	(21,596)	17,280	(26,526)
Tax expense	(649)	(1,703)	(1,335)	(2,063)
Gain (loss) on disposition of real estate, net of tax	1,472	(1,525)	383	(1,582)

Net income (loss)	76,895	(23,118)	58,517	(16,624)
(Loss) income attributable to non-controlling interests	(878)	(195)	860	(386)

Net income (loss) attributable to DDR	76,017	(23,313)	59,377	(17,010)
Write-off of preferred share original issuance costs	(1,943)	(5,246)	(1,943)	(5,246)
Preferred dividends	(6,259)	(7,475)	(12,867)	(14,505)

Net income (loss) attributable to Common Shareholders	67,815	(36,034)	44,567	(36,761)

FFO:
Net income (loss) attributable to common shareholders	67,815	(36,034)	44,567	(36,761)
Depreciation and amortization of real estate investments	97,677	68,122	204,744	135,138
Equity in net (income) loss of joint ventures	(1,131)	1,191	(6,621)	(1,763)
Joint ventures’ FFO	7,377	12,146	16,120	24,372
Non-controlling interests (OP units)	223	54	285	108
Impairment of depreciable real estate	1,102	32,422	11,491	40,101
(Gain) loss on disposition of depreciable real estate, net	(90,937)	2,063	(102,648)	1,285

FFO attributable to Common Shareholders	82,126	79,964	167,938	162,480
Non-operating items, net (9)	19,137	6,130	34,035	9,666

Operating FFO	$101,263	$86,094	$201,973	$172,146

FFO per share – Diluted (10)	$0.23	$0.25	$0.47	$0.51
Operating FFO per share – Diluted (10)	$0.28	$0.27	$0.56	$0.54

DDR Corp.

Balance Sheet: Consolidated Interests

$ in thousands	At Quarter End
	2Q14	4Q13
Assets:
Land	$2,213,794	$2,209,970
Buildings	6,996,560	6,949,440
Fixtures and tenant improvements	621,490	599,221

	9,831,844	9,758,631
Less: Accumulated depreciation	(1,918,681)	(1,823,199)

	7,913,163	7,935,432
Land held for development and construction in progress	520,167	452,980
Real estate held for sale, net	0	12,670

Real estate, net	8,433,330	8,401,082

Investments in and advances to joint ventures	199,380	448,008
Cash	359,340	86,664
Restricted cash	31,625	33,476
Notes receivable, net	58,863	78,338
Receivables, including straight-line rent, net	121,919	129,513
Other assets, net (11)	477,364	515,992

Total Assets	9,681,821	9,693,073

Liabilities and Equity:
Revolving credit facilities	28,623	29,133
Unsecured debt	2,759,931	2,754,120
Unsecured term loan	350,000	350,000
Mortgage and other secured debt	2,190,384	2,161,421

	5,328,938	5,294,674
Dividends payable	61,302	55,107
Other liabilities (12)	442,767	415,413

Total Liabilities	5,833,007	5,765,194

Preferred shares	350,000	405,000
Common shares	35,964	35,938
Paid-in-capital	5,421,087	5,417,363
Accumulated distributions in excess of net income	(1,982,326)	(1,915,638)
Deferred compensation obligation	16,961	16,702
Accumulated other comprehensive income	(11,943)	(36,493)
Less: Common shares in treasury at cost	(16,208)	(18,211)
Non-controlling interests	35,279	23,218

Total Equity	3,848,814	3,927,879

Total Liabilities and Equity	$9,681,821	$9,693,073

DDR Corp.

Income Statement: Unconsolidated Interests at 100%

$ in thousands
	2Q14	2Q13	6M14	6M13
Revenues:
Minimum rents	$92,008	$128,093	$199,448	$256,074
Percentage rent	365	434	775	1,059
Recoveries	23,987	30,874	48,612	62,528
Other revenues	7,929	15,628	23,716	32,137

	124,289	175,029	272,551	351,798
Expenses:
Operating and maintenance	30,068	41,207	68,724	80,135
Real estate taxes	14,479	20,289	29,038	40,896

	44,547	61,496	97,762	121,031

Net operating income	79,742	113,533	174,789	230,767

Other income (expense):
Interest expense	(45,753)	(55,610)	(99,748)	(113,278)
Depreciation and amortization	(38,652)	(55,766)	(84,063)	(116,832)
Impairment charges	(600)	(38,323)	(600)	(38,323)
Tax expense	(2,425)	(7,238)	(6,565)	(13,853)
Other income (expense), net	235	620	(2,837)	(313)

	(87,195)	(156,317)	(193,813)	(282,599)

Loss from continuing operations	(7,453)	(42,784)	(19,024)	(51,832)
Loss from discontinued operations	(373)	(8,410)	(1,053)	(11,611)
Gain (loss) on disposition of discontinued operations, net	2,038	(369)	23,511	(5,906)
Gain on disposition of real estate, net	0	164	0	643

Net (loss) income	(5,788)	(51,399)	3,434	(68,706)
Loss attributable to non-controlling interests	(535)	(6,695)	(2,023)	(13,914)

Net (loss) income attributable to unconsolidated joint ventures	(6,323)	(58,094)	1,411	(82,620)
Depreciation and amortization of real estate investments	38,272	57,591	82,447	122,365
Impairments on depreciable real estate	600	44,563	600	44,563
(Gain) loss on disposition of depreciable real estate, net	(1,947)	369	(23,420)	5,427

FFO	30,602	44,429	61,038	89,735
FFO at DDR’s ownership interest	7,377	12,146	16,120	24,372
Operating FFO at DDR’s ownership interests	7,158	11,640	16,253	24,082

Net income (loss) at DDR’s ownership interests	1,436	(1,522)	6,167	1,528
Basis differences	(305)	331	454	235

Equity in net income (loss) of joint ventures	$1,131	$(1,191)	$6,621	$1,763

DDR Corp.

Balance Sheet: Unconsolidated Interests at 100%

$ in thousands	At Quarter End
	2Q14	4Q13
Assets:
Land	$1,158,271	$1,275,232
Buildings	3,166,873	3,940,806
Fixtures and tenant improvements	171,229	266,851

	4,496,373	5,482,889
Less: Accumulated depreciation	(803,548)	(839,867)

	3,692,825	4,643,022
Land held for development and construction in progress	60,621	116,088

Real estate, net	3,753,446	4,759,110
Cash and restricted cash	93,386	282,866
Receivables, including straight-line rent, net	63,493	101,003
Other assets, net	145,677	196,615

Total Assets	4,056,002	5,339,594

Liabilities and Equity:
Mortgage debt	2,834,997	3,282,643
Notes and accrued interest payable to DDR	138,256	127,679
Other liabilities	158,833	245,368

Total Liabilities	3,132,086	3,655,690

Redeemable preferred equity	72,470	71,771
Accumulated equity	851,446	1,612,133

Total Liabilities and Equity	$4,056,002	$5,339,594

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		2Q14	2Q13	6M14	6M13

(1)	Minimum rents:
	Straight-line rent, net	$1.5	$1.7	$2.5	$3.1
	Below-market rent, net	0.7	0.0	0.6	(0.1)
	Ground lease revenue	8.1	5.9	16.0	11.6

(2)	Other revenues:
	Lease termination fees	2.0	4.7	3.3	5.2
	Other miscellaneous	0.6	0.2	1.2	0.3

(3)	Operating expenses:
	Recoverable expenses (excludes discontinued operations)	(65.1)	(50.2)	(130.9)	(100.0)
	Non-recoverable expenses (excludes discontinued operations)	(6.9)	(8.9)	(14.7)	(16.9)
	Straight-line ground rent expense	(0.3)	(0.3)	(0.6)	(0.6)
	Expensed costs of suspended developments	(0.3)	(0.5)	(0.7)	(1.1)

(4)	Non-cash interest expense:
	Convertible debt accretion	(2.8)	(2.7)	(5.6)	(5.3)
	Debt fair value amortization	4.1	0.6	8.4	1.2
	Loan cost amortization	(3.1)	(2.9)	(6.3)	(5.9)
	Interest expense (capitalized)	2.2	2.1	4.0	4.8

(5)	General and administrative expenses:
	Stock compensation expenses	(2.0)	(1.9)	(3.9)	(3.7)
	Internal leasing expenses	(1.8)	(1.8)	(3.8)	(3.9)
	Construction administrative costs (capitalized)	2.5	2.3	4.9	4.5

(6)	Other income (expense):
	Transactions and other	(3.8)	0.0	(8.1)	(0.6)
	Litigation expenses	(0.7)	(0.4)	(1.0)	(0.7)
	Debt extinguishment, net	0.0	2.3	0.0	0.3

(7)	Impairment charges:
	Land held for development	13.2	0.0	13.2	0.0
	Undeveloped land	0.0	2.6	0.4	2.6
	Assets marketed for sale	1.1	11.0	11.0	11.0

(8)	Discontinued operations:
	Revenues	0.3	11.1	3.2	23.5
	Expenses	(0.2)	(9.3)	(2.5)	(19.5)
	Impairments	0.0	(21.3)	(0.6)	(29.0)
	Gain (loss) on disposition of real estate, net	6.5	(2.1)	17.2	(1.5)

	Net income (loss)	6.6	(21.6)	17.3	(26.5)

DDR Corp.

Financial Statements: Footnotes

$ in millions, except per share
Includes discontinued operations		2Q14	2Q13	6M14	6M13

(9)	Non-operating items excluded from Operating FFO:
	Non-cash impairment charges – non-depreciable assets	$13.2	$2.6	$22.8	$2.6
	Transaction, litigation, debt extinguishment costs, other	4.5	(1.6)	9.3	1.5
	Joint ventures – currency, other	(0.2)	(0.5)	0.1	(0.3)
	(Gain) loss on sale of non-depreciable real estate, net	(0.3)	1.5	(0.1)	1.8
	Non-cash gain on sale and change in control of interests, net	0.0	(1.1)	0.0	(1.1)
	Non-cash write-off of preferred share original issuance costs	1.9	5.2	1.9	5.2

		19.1	6.1	34.0	9.7
(10)	Outstanding per share information:
	Common shares (at quarter end)	359.6	320.1	359.6	320.1
	OP units (at quarter end)	1.4	0.4	1.4	0.4

	Total shares and units (at quarter end)	361.0	320.5	361.0	320.5
	Weighted average shares and units – Basic – EPS	357.8	317.0	357.7	315.1
	Assumed conversion of dilutive securities	0.5	0.0	0.5	0.0

	Weighted average shares and units – Diluted – EPS	358.3	317.0	358.2	315.1
	Weighted average shares and units – Basic – FFO & OFFO	360.1	319.6	359.8	317.8
	Assumed conversion of dilutive securities	0.5	0.5	0.5	0.5

	Weighted average shares and units – Diluted – FFO & OFFO	360.6	320.1	360.3	318.3
	Earnings per common share – Basic	$0.19	$(0.11)	$0.12	$(0.12)
	Earnings per common share – Diluted	$0.19	$(0.11)	$0.12	$(0.12)
	FFO per share – Basic	$0.23	$0.25	$0.47	$0.51
	FFO per share – Diluted	$0.23	$0.25	$0.47	$0.51
	Operating FFO per share – Diluted	$0.28	$0.27	$0.56	$0.54
	Common stock dividends declared, per share	$0.155	$0.135	$0.31	$0.27

(11)	Intangible assets, net (at quarter and year end)			377.1	409.6

(12)	Below-market leases, net (at quarter and year end)			135.1	123.9

Additional financial information:

	Capital expenditures (DDR share):
	Leasing	$9.3	$10.6	$20.6	$20.3
	Maintenance	2.1	1.9	3.2	2.5
	Maintenance PSF of owned GLA			0.10	0.08

	Miscellaneous (DDR share):
	Est. value of land owned adjacent to existing centers (at 12/31/13)			$35.0
	Cost basis of headquarters (non-income producing, at quarter end)			42.0

DDR Corp.

Unconsolidated Joint Ventures

$, GLA in millions						Gross
		DDR	Operating			Book
	Partner	Own %	Properties	GLA	ABR	Value	Debt
DDRTC Core Retail Fund	TIAA-CREF	15%	26	8.4	$103.1	$1,557.0	$823.3
DDR Domestic Retail Fund I	Various	20%	57	8.0	89.0	1,398.6	920.7
DDR-SAU Retail Fund	State of Utah	20%	27	2.4	25.4	311.0	178.5
BRE DDR Retail Holdings II	Blackstone Real Estate Partners VII	5%	7	1.7	26.4	299.7	240.5
DDR Markaz II	Kuwait Financial Centre	20%	11	1.4	15.1	187.7	136.0
BRE DDR Retail Holdings I	Blackstone Real Estate Partners VII	5%	13	1.9	17.5	169.4	111.4
Other	Various	Various	13	2.0	21.0	248.6	141.5
Coventry II (1)	Coventry II Fund	10% - 20%	22	3.2	29.8	385.0	283.1

Total			176	29.0	$327.3	$4,557.0	$2,835.0

(1)	Includes 19 assets in which the Company does not have an economic interest.

DDR Corp.

Joint Venture Income Statement

	At 100%		At DDR Share
	6M14	2Q14	2Q14
Revenues:
Minimum rents (1)	$199.4	$92.0	$17.6
Percentage rent	0.8	0.4	0.1
Recoveries	48.6	24.0	4.4
Other revenues	23.7	7.9	2.2

	272.5	124.3	24.3
Expenses:
Operating and maintenance	68.7	30.1	5.7
Real estate taxes	29.0	14.5	2.7

	97.7	44.6	8.4

Net operating income	174.8	79.7	15.9

Other income (expense):
Interest expense (2)	(99.7)	(45.7)	(7.9)
Depreciation and amortization	(84.1)	(38.6)	(6.6)
Impairment charges	(0.6)	(0.6)	(0.1)
Tax expense	(6.6)	(2.4)	(0.8)
Other (expense) income, net	(2.8)	0.2	0.1

	(193.8)	(87.1)	(15.3)
(Loss) income from continuing operations	(19.0)	(7.4)	0.6
Loss from discontinued operations	(1.1)	(0.4)	0.0
Gain on disposition of discontinued operations, net	23.5	2.0	0.8
Disproportionate share of income (loss) (3)	0.0	0.0	0.0

Net income (loss)	3.4	(5.8)	1.4
Loss attributable to non-controlling interests	(2.0)	(0.5)	(0.2)

Net income (loss) attributable to unconsolidated joint ventures	1.4	(6.3)	1.2
Depreciation and amortization of real estate investments	82.4	38.2	6.9
Impairment of depreciable real estate	0.6	0.6	0.1
Gain on disposition of depreciable real estate, net	(23.4)	(1.9)	(0.8)
Disproportionate share of income (3)	0.0	0.0	0.0

Funds From Operations:	$61.0	$30.6	$7.4

Net income at DDR ownership interests	$6.2	$1.4	$1.4
Basis differences	0.4	(0.3)	(0.3)

Equity in net income of joint ventures	6.6	1.1	1.1
FFO at DDR’s ownership interests	$16.1	$7.4
Operating FFO at DDR’s ownership interests	$16.3	$7.2

(1) Straight-line rent, net	2.1	1.2	0.3
(2) Non-cash interest expense	(1.9)	(1.0)	(0.1)
(3) Adjustments represent the effect of promoted equity and minority interests

DDR Corp.

Joint Venture Balance Sheet (1)

	At 100%
	2Q14	4Q13
Land	$1,158.3	$1,275.2
Buildings	3,166.9	3,940.8
Fixtures and tenant improvements	171.2	266.9

	4,496.4	5,482.9
Less: Accumulated depreciation	(803.5)	(839.9)

	3,692.9	4,643.0
Land held for development and construction in progress	60.6	116.1

Real estate, net	3,753.5	4,759.1

Cash and restricted cash (2)	93.4	282.9
Receivables, including straight-line rent, net	63.4	101.0
Other assets, net	145.7	196.6

	$4,056.0	$5,339.6

Mortgage debt	$2,835.0	$3,282.6
Notes and accrued interest payable to DDR	138.3	127.7
Other liabilities	158.8	245.4

	3,132.1	3,655.7
Redeemable preferred equity	72.5	71.8
Accumulated equity	851.4	1,612.1

	$4,056.0	$5,339.6

	At DDR Share
	2Q14	4Q13
Land	$198.0	$234.1
Buildings	550.9	800.8
Fixtures and tenant improvements	30.8	64.4

	779.7	1,099.3

Less: Accumulated depreciation	(154.9)	(174.5)

	624.8	924.8
Land held for development and construction in progress	6.2	25.4

Real estate, net	631.0	950.2

Cash and restricted cash	17.2	81.0
Receivables, including straight-line rent, net	13.5	27.5
Other assets, net (3)	17.6	32.3
Disproportionate share of equity (4)	66.8	63.4

	$746.1	$1,154.4

Mortgage debt (5) (6)	$494.3	$630.1
Notes and accrued interest payable to DDR	14.2	13.0
Other liabilities	25.6	57.2

	534.1	700.3
Redeemable preferred equity	72.5	71.8

	606.6	772.1
Accumulated equity	141.6	387.0
Disproportionate share of equity (4)	(2.1)	(4.7)

	$746.1	$1,154.4

(1) Exchange rate of BRL / USD at year end 2013	N/A	2.35
(2) Amount attributable to SSB BV Sarl	N/A	191.9
(3) Intangible assets at DDR share	8.5	12.1
(4) Adjustments represent promoted equity and minority interests
(5) Fair market value of debt adjustment at DDR share	0.5	0.6
(6) Non-recourse mortgage debt with a zero basis at DDR’s share	$19.8	$20.9

DDR Corp.

Transactions

$ in millions, GLA in thousands
		DDR	Total	At 100%		At DDR Share
Date	Location	Own. %	GLA	Price	Debt	Price	Debt	Anchors

Acquisitions
4/14	Colorado Springs, CO	100%	225.1	$30.6	$12.9	$30.6	$12.90	Natural Grocers, Ross Dress for Less, PetSmart, Golfsmith, 24 Hour Fitness, Sports Authority
5/14	Cincinnati, OH	100%	429.7	29.5	0.0	29.5	0.0	Costco, Target, Barnes & Noble, Best Buy, Michaels
5/14	Sacramento, CA	100%	275.2	86.3	0.0	86.3	0.0	REI, Bed Bath & Beyond, buybuy Baby, Cost Plus World Market, Macy’s Furniture Gallery
6/14	Chicago, IL	100%	240.1	118.4	35.5	118.4	35.5	Nordstrom Rack, Dick’s Sporting Goods, T.J. Maxx

			1,170.1	$264.8	$48.4	$264.8	$48.4

Dispositions
1/14	Norcross, GA	100%	83.4	$10.0	$0.0	$10.0	$0.0	Ingles
1/14	Tonawanda, NY	100%	121.8	5.0	0.0	5.0	0.0	Best Fitness
1/14	Camp Hill, PA	100%	62.9	3.0	0.0	3.0	0.0	Michaels
1/14	Hagerstown, MD	100%	89.9	12.7	0.0	12.7	0.0	Hobby Lobby
2/14	Longview, TX	20%	40.5	3.9	3.7	0.8	0.7	—
2/14	Charleston, SC	100%	236.3	16.0	0.0	16.0	0.0	Home Décor Liquidators, Northern Tool
2/14	Fenton, MO	100%	100.4	10.3	0.0	10.3	0.0	Aldi
2/14	Riverdale, UT	93%	427.8	54.3	0.0	50.5	0.0	Best Buy, Gordman’s, Jo-Ann
3/14	Victor, NY	100%	55.9	5.5	0.0	5.5	0.0	—
3/14	Greensboro, NC	100%	151.4	7.2	0.0	7.2	0.0	Food Lion, Staples
3/14	San Antonio, TX	20%	230.7	49.7	20.0	9.9	4.0	Ross Dress for Less, PetSmart, Office Depot
3/14	Goodlettsville, TN	20%	84.4	7.4	6.4	1.5	1.3	Kroger
3/14	Oxford, MS	20%	71.9	4.7	0.0	0.9	0.0	Kroger
4/14	St. John, MO	100%	94.2	12.8	0.0	12.8	0.0	Shop ‘N Save
4/14	Dunkirk, NY	100%	10.9	1.4	0.0	1.4	0.0	—
4/14	Houston, TX	100%	131.6	14.7	0.0	14.7	0.0	Lowe’s
4/14	Erie, PA	100%	10.9	1.1	0.0	1.1	0.0	—
4/14	Cheektowaga, NY	5%	170.5	3.3	0.0	0.2	0.0	—
5/14	Olympia, WA	100%	35.8	3.7	0.0	3.7	0.0	Big Lots
5/14	Highland Ranch, CO	100%	43.5	4.8	0.0	4.8	0.0	Savers
5/14	Orlando, FL	20%	52.0	1.2	1.9	0.2	0.4	—
6/14	Lake Wales, FL	20%	116.0	17.9	0.0	3.6	0.0	Publix
6/14	Davie, FL	20%	70.3	11.6	5.9	2.3	1.2	Publix
6/14	Westland, MI	100%	13.9	3.1	0.0	3.1	0.0	—
	Land sales	100%	0.0	11.3	0.0	11.3	0.0

Total Dispositions			2,506.9	$276.6	$37.9	$192.5	$7.6

Total Dispositions - Q2 2014			749.6	$78.6	$7.8	$50.9	$1.6

JV Interest Disposition (SSB) - Q2 2014				$409.8

DDR Corp.

Developments

$ in millions, GLA in thousands	At Quarter End			YTD Activity
				Net	Placed
	Land	CIP	Total	Spend	in Service
Consolidated
Ground up Projects in Progress	$25.2	$115.0	$140.2	$20.5	$0.1
Land Held for Development (1)	142.6	89.8	232.4	0.7	0.0
Substantially Completed Pending Lease Up	26.0	32.4	58.4	(1.0)	0.1
Redevelopment Projects	26.2	57.7	83.9	48.8	44.6
Leasing Capital Expenditures	0.0	5.3	5.3	18.9	19.2

	$220.0	$300.2	$520.2	$87.9	$64.0
Unconsolidated at 100%
Land Held for Development	$52.5	$4.6	$57.1	$1.6	$0.0
Redevelopment Projects	0.0	2.2	2.2	7.4	5.7
Leasing Capital Expenditures	0.0	1.3	1.3	10.5	10.6

	$52.5	$8.1	$60.6	$19.5	$16.3

	Estimated
	Anchor	Total	Owned	Net
	Opening	GLA (2)	GLA (2)	Cost (3)	Anchors
Development
Chicago, IL	2Q14	240.1	240.1	$118.4	Dick’s Sporting Goods, Nordstrom Rack, T.J. Maxx
Seabrook, NH	2Q14	364.5	165.0	75.1	Walmart, Dick’s Sporting Goods, PetSmart, Michaels, Ulta
Kansas City, KS	3Q14	419.0	60.0	18.7	IKEA, Hobby Lobby

		1,023.6	465.1	$212.2
Redevelopment
San Juan, PR		172.5	172.5	$64.4	Food court, Victoria’s Secret, Aeropostale
Phoenix, AZ		203.6	203.6	14.4	Sprouts, Michaels, Marshalls, PetSmart
Richmond, VA		137.9	71.2	14.1	Martin’s, Petco
Tampa, FL		115.7	108.7	14.0	Ross Dress for Less, Marshalls, Michaels, PetSmart
Fajardo, PR		36.3	36.3	8.8	PetSmart, Shoe Carnival
Columbia, SC		47.1	47.1	8.6	Nordstrom Rack
Chicago, IL		12.7	12.7	5.0	Trader Joe’s
Tampa, FL		35.7	35.7	3.2	Nordstrom Rack

		761.5	687.8	$132.5

	DDR’s	Total	DDR Share		DDR’s	Total	DDR Share
Land Held (1)	Own. %	Acreage	Acreage	Land Held (1)	Own. %	Acreage	Acreage
Chicago, IL	50%	106	53	Toronto, CAN	50%	31	15
Gulfport, MS	100%	86	86	Toronto, CAN	50%	29	14
Orlando, FL	100%	74	74	New Haven, CT	100%	25	25
Ukiah, CA	50%	66	33	Isabela, PR	80%	11	9
Togliatti, Russia	75%	61	46	Other	100%	7	7
Raleigh, NC	100%	38	38

(1)	DDR’s basis at pro rata share is $198.8 million.
(2)	Includes only the expansion or redevelopment GLA.
(3)	Includes receipts and expected future reductions from land sales and reimbursements.

DDR Corp.

Portfolio Summary

$, GLA in millions, except PSF

	Total	Prime	Puerto Rico
At 100%
Operating Centers	390	285	15
Owned GLA	77.2	65.5	4.1
Ground Lease GLA	6.0	5.6	0.7
Additional Unowned	25.2	22.8	0.3
Base Rent PSF	$13.50	$14.05	$19.52
Leased Rate	95.3%	96.1%	96.0%
Commenced Rate	94.0%	95.0%	95.6%

Metrics at DDR Share
Owned GLA	57.0	45.2	4.1
Ground Lease GLA	4.9	4.5	0.7
Base Rent PSF	$13.72	$14.11	$19.52
Leased Rate	95.8%	96.4%	96.0%
% of NOI	—	93.0%	13.5%

	Same Store NOI at 100%				Same Store NOI at DDR Share
	2Q14	2Q13	Change		2Q14	2Q13	Change
Same Store Leased Rate	95.3%	95.0%	0.3%		96.0%	95.8%	0.2%

Revenues:
Base Rents	$221.8	$215.5	2.9%		$168.8	$164.0	3.0%
Recoveries	72.8	70.7	3.0%		57.4	55.6	3.3%
Other	4.4	4.5	-1.6%		3.7	3.7	-0.5%

	299.0	290.7	2.8%		229.9	223.3	3.0%
Expenses:
Operating	(52.5)	(51.4)	2.2%		(39.8)	(38.9)	2.2%
Real Estate Taxes	(42.8)	(41.9)	2.1%		(33.5)	(32.6)	2.9%

	(95.3)	(93.3)	2.2%		(73.3)	(71.5)	2.5%

Same Store NOI (1)	$203.7	$197.4	3.2%		$156.6	$151.8	3.2%
Non-Same Store NOI (1)	49.8	54.5			32.7	9.9

	$253.5	$251.9			$189.3	$161.7

Same Store NOI Reconciliation to Income Statement

Consolidated at 100%:				Consolidated at DDR Share:
Revenues	$245.8	$197.5		DDR Share	$173.8	$138.4
Expenses	(72.0)	(59.1)		JV Share	(0.4)	(0.3)

	$173.8	$138.4			$173.4	$138.1
Unconsolidated at 100%:				Unconsolidated at DDR Share:
Revenues	$124.3	$175.0		Revenues	$24.3	$34.2
Expenses	(44.6)	(61.5)		Expenses	(8.4)	(10.6)

	$79.7	$113.5			$15.9	$23.6

Total	$253.5	$251.9		Total	$189.3	$161.7

(1)	Brazil is excluded from the same-store pool.

DDR Corp.

Portfolio Detail (at 100%)

Lease Expiration Schedule
	Greater than 10,000 SF				Less than 10,000 SF
		ABR	Rent	% of		ABR	Rent	% of
Year	Leases	(mil)	PSF	ABR	Leases	(mil)	PSF	ABR
2014	27	$8.9	$9.21	0.9%	369	$19.0	$21.31	2.0%
2015	175	55.9	10.44	5.9%	907	50.1	21.50	5.3%
2016	225	76.3	11.22	8.0%	926	55.3	22.16	5.8%
2017	222	85.3	10.76	9.0%	842	50.3	22.27	5.3%
2018	215	76.6	11.06	8.1%	809	56.6	23.39	6.0%
2019	214	83.1	10.64	8.8%	431	29.7	22.44	3.1%
2020	101	37.2	10.90	3.9%	140	11.4	23.29	1.2%
2021	100	40.9	10.56	4.3%	166	13.8	25.10	1.5%
2022	102	43.4	10.89	4.6%	193	16.6	24.95	1.8%
2023	105	39.0	10.93	4.1%	175	16.5	22.99	1.7%

2014-2023	1,486	$546.6	$10.66	57.7%	4,958	$319.3	$22.94	33.7%
Total Rent Roll	1,610	$603.9	$10.94	63.7%	5,325	$344.2	$22.57	36.3%

Annual Metrics
Period		Leased	ABR
Ending	Centers	Rate	PSF
2Q 2014	390	95.3%	$13.50
YE 2013	406	95.0%	13.35
YE 2012	444	94.1%	12.77
YE 2011	422	93.3%	12.54
YE 2010	476	92.3%	12.46
YE 2009	534	91.2%	12.27
YE 2008	611	92.6%	12.34
YE 2007	619	95.8%	12.22
YE 2006	370	96.2%	11.57
YE 2005	379	96.3%	11.30
YE 2004	373	95.4%	11.13
YE 2003	274	95.1%	10.82
YE 2002	189	95.9%	10.58
YE 2001	192	95.4%	10.03
YE 2000	190	96.9%	9.66
YE 1999	186	95.7%	9.20
YE 1998	159	96.5%	8.99
YE 1997	123	96.1%	8.49
YE 1996	112	94.8%	7.85
YE 1995	106	96.3%	7.60
YE 1994	84	97.1%	5.89
YE 1993	69	96.2%	5.60
YE 1992	53	95.4%	5.37

Leased Rate Breakdown
	Leased	% of	% of
SF	Rate	GLA	Vacancy
< 5,000	85.4%	15.0%	46.8%
5,000-9,999	91.2%	8.8%	16.6%
> 10,000	97.8%	76.2%	36.6%

Total	95.3%	100.0%	100.0%

Portfolio Concentration
	% of		% of
	ABR	MSF	GLA
Florida	10.5%	9.4	11.3%
Georgia	9.1%	8.6	10.4%
Puerto Rico	8.4%	4.8	5.8%
Ohio	7.7%	6.9	8.2%
N. Carolina	7.5%	5.8	7.0%
New York	6.4%	6.8	8.1%
New Jersey	4.9%	3.2	3.9%
California	3.8%	2.2	2.7%
Illinois	3.7%	2.3	2.7%
Arizona	3.2%	2.2	2.7%

DDR Corp.

Leasing Summary

2Q14

GLA in thousands

			New	Prior
	# of		Rent	Rent		Wtd Avg	TA
	Leases	GLA	PSF	PSF	Spread	Term (Yrs)	PSF
Current Quarter at 100%
New Leases
Comparable	76	362	$17.37	$15.08	15.2%	8.4	$17.11
Non-comp	77	333	16.30	N/A	N/A	7.6	11.85

New Leases - Total	153	695	16.86	N/A	15.2%	8.0	14.52
Renewals	211	2,379	12.80	11.94	7.2%	5.0	0.17

Total	364	3,074	$13.72	$12.36	8.5%	5.7	$3.72

Current Quarter at DDR Share
New Leases
Comparable	76	290	$17.82	$15.00	18.8%	8.3	$19.85
Non-comp	77	199	18.90	N/A	N/A	8.1	12.64

New Leases - Total	153	489	18.26	N/A	18.8%	8.2	16.75
Renewals	211	1,759	13.09	12.18	7.5%	4.7	0.09

Total	364	2,248	$14.22	$12.58	9.3%	5.5	$3.96

Net Effective Rents	New	Renewals
	2Q14	2Q14
Square footage	695	2,379
Base rent	$17.81	$12.87
Tenant allowance	(1.82)	(0.04)
Landlord work	(2.39)	—
Third party leasing commissions	(0.27)	—

Equivalent net effective rent	$13.33	$12.83
Weighted average term in years	8.1	4.7

DDR Corp.

Leasing Summary

6M14

GLA in thousands

			New	Prior
	# of		Rent	Rent		Wtd Avg	TA
	Leases	GLA	PSF	PSF	Spread	Term (Yrs)	PSF
YTD at 100%
New Leases
Comparable	135	587	$16.93	$14.70	15.2%	8.2	$16.30
Non-comp	153	893	14.81	N/A	N/A	9.6	15.73

New Leases - Total	288	1,480	15.65	N/A	15.2%	9.0	15.94
Renewals	454	4,647	13.50	12.63	6.9%	5.6	0.16

Total	742	6,127	$14.02	$12.86	8.0%	6.4	$4.51

YTD at DDR Share
New Leases
Comparable	135	467	$17.00	$14.25	19.3%	8.3	$18.53
Non-comp	153	648	15.88	N/A	N/A	10.2	16.48

New Leases - Total	288	1,115	16.41	N/A	19.3%	9.4	17.49
Renewals	454	3,208	14.25	13.25	7.5%	5.6	0.12

Total	742	4,323	$14.80	$13.38	9.1%	6.5	$5.22

Net Effective Rents	New	Renewals
	YTD14	YTD14
Square footage	1,480	4,647
Base rent	$16.45	$13.64
Tenant allowance	(1.76)	(0.03)
Landlord work	(1.63)	—
Third party leasing commissions	(0.21)	—

Equivalent net effective rent	$12.85	$13.61
Weighted average term in years	8.8	5.7

DDR Corp.

Top 50 Tenants

$, GLA in millions

		# of Units		Base Rent			GLA			Credit Ratings
	Tenant	Owned	Total	at 100%	% of Total	Pro Rata	at 100%	% of Total	Pro Rata	(S&P/Moody’s/Fitch)
1	TJX Companies (1)	91	92	$30.5	3.0%	$24.8	2.9	3.5%	2.4	A+ / A3 / NR
2	Walmart (2)	29	69	28.0	2.8%	25.7	4.4	5.3%	4.1	AA / Aa2 / AA
3	Bed Bath & Beyond (3)	80	81	28.0	2.8%	22.4	2.3	2.8%	1.7	A- / Baa1 / NR
4	PetSmart	84	85	25.7	2.6%	21.0	1.8	2.2%	1.4	BB+ / NR / NR
5	Kohl’s	36	45	22.6	2.3%	17.2	3.2	3.8%	2.4	BBB+ / Baa1 / BBB+
6	Dick’s Sporting Goods (4)	34	34	19.7	2.0%	13.7	1.6	1.9%	1.2	NR
7	Ross Stores (5)	60	60	19.2	1.9%	13.7	1.8	2.2%	1.2	A- / NR / NR
8	Best Buy	31	36	18.7	1.9%	14.9	1.3	1.6%	1.1	BB / Baa2 / BB-
9	Michaels	63	64	17.8	1.8%	13.7	1.5	1.8%	1.1	NR / B3 / NR
10	Office Depot (6)	62	65	17.6	1.8%	13.3	1.5	1.8%	1.1	B- / B2 / NR
11	AMC Theatres	9	10	16.4	1.6%	11.5	0.7	0.8%	0.5	B / NR / NR
12	Publix	37	40	15.4	1.5%	4.0	1.8	2.2%	0.5	NR
13	Gap (7)	57	57	14.8	1.5%	12.0	0.9	1.1%	0.8	BBB- / Baa3 / BBB-
14	Kroger (8)	33	34	14.5	1.4%	6.5	1.8	2.2%	0.8	BBB / Baa2 / BBB
15	Ascena (9)	105	105	11.5	1.1%	9.0	0.6	0.7%	0.5	NR
16	Jo-Ann	38	38	11.5	1.1%	9.3	1.1	1.3%	0.9	B / Caa1 / NR
17	Lowe’s	13	33	11.1	1.1%	10.4	1.7	2.0%	1.6	A- / A3 / NR
18	Barnes & Noble	26	28	10.6	1.1%	8.9	0.6	0.7%	0.6	NR
19	Regal Cinemas	12	13	10.5	1.0%	8.1	0.7	0.8%	0.6	B+ / B1 / B+
20	Ulta	43	44	10.2	1.0%	7.9	0.5	0.6%	0.3	NR
21	Sports Authority	18	19	10.0	1.0%	9.5	0.7	0.8%	0.7	NR / B3 / NR
22	Cinemark	12	12	9.9	1.0%	7.9	0.7	0.8%	0.5	BB- / NR / NR
23	Toys “R” Us (10)	27	32	9.5	0.9%	8.1	1.1	1.3%	0.9	B- / B3 / CCC
24	Dollar Tree Stores	86	88	9.2	0.9%	6.5	0.9	1.1%	0.6	NR
25	Home Depot	10	37	9.2	0.9%	9.0	1.1	1.3%	1.0	A / A2 / A-
26	Staples	31	32	8.8	0.9%	6.5	0.7	0.8%	0.5	BBB- / Baa2 / BBB-
27	Tops Markets (11)	12	12	8.7	0.9%	4.5	0.8	1.0%	0.4	B / NR / NR
28	Petco	33	35	8.2	0.8%	6.0	0.5	0.6%	0.3	B / B2 / NR
29	DSW	21	21	7.9	0.8%	6.4	0.5	0.6%	0.4	NR
30	Party City	39	40	7.5	0.7%	5.9	0.5	0.6%	0.4	B / B3 / NR
31	Pier 1 Imports	32	35	6.5	0.6%	4.9	0.3	0.4%	0.2	NR
32	Sears (12)	18	19	6.5	0.6%	4.7	1.7	2.0%	1.1	CCC+ / Caa1 / CCC
33	Hobby Lobby	16	19	6.1	0.6%	4.4	0.9	1.1%	0.7	NR
34	hhgregg	19	19	6.1	0.6%	4.6	0.6	0.7%	0.4	NR
35	Beall’s	18	18	5.7	0.6%	3.2	0.8	1.0%	0.5	NR
36	LA Fitness	9	10	5.6	0.6%	4.4	0.4	0.5%	0.4	NR
37	Whole Foods	5	5	5.3	0.5%	4.6	0.3	0.4%	0.2	BBB- / NR / NR
38	Famous Footwear	38	38	5.2	0.5%	4.3	0.3	0.4%	0.2	B+ / B1 / BB+
39	Five Below	39	39	5.2	0.5%	4.1	0.3	0.4%	0.3	NR
40	Royal Ahold (13)	7	7	4.9	0.5%	2.8	0.4	0.5%	0.2	BBB / Baa3 / BBB
41	Gamestop	97	97	4.7	0.5%	3.7	0.2	0.2%	0.1	NR
42	AT&T	49	49	4.5	0.4%	3.6	0.1	0.1%	0.1	A- / A3 / A
43	Nordstrom Rack	7	7	4.5	0.4%	3.4	0.3	0.4%	0.2	A- / Baa1 / A-
44	Panera	34	34	4.5	0.4%	2.8	0.2	0.2%	0.1	NR
45	Stein Mart	17	17	4.3	0.4%	2.6	0.6	0.7%	0.3	NR
46	Giant Eagle	5	5	4.2	0.4%	3.1	0.4	0.5%	0.3	NR
47	Rainbow Apparel (14)	36	36	4.2	0.4%	4.0	0.2	0.2%	0.2	NR
48	Burlington	10	10	4.2	0.4%	3.5	0.8	1.0%	0.6	B / B2 / NR
49	Shoe Carnival	27	27	4.1	0.4%	2.8	0.3	0.4%	0.2	NR
50	Hallmark	45	45	4.0	0.4%	3.0	0.2	0.2%	0.2	NR

	Top 50 Total	1,760	1,897	$543.5	54.2%	$412.8	49.5	59.5%	37.0
	Total Portfolio			$1,002.6	100.0%	$755.4	83.2	100.0%	61.9

(1)	T.J. Maxx (43) / Marshalls (34) / Homegoods (14)
(2)	Walmart (23) / Sam’s Club (4) / Neighborhood Market (2)
(3)	Bed Bath (50) / World Market (20) / buybuy Baby (9) / CTS (1)
(4)	Dick’s Sporting Goods (32) / Golf Galaxy (2)
(5)	Ross Dress For Less (58) / dd’s Discounts (2)
(6)	Office Depot (16) / OfficeMax (46)
(7)	Gap (3) / Old Navy (51) / Banana Republic (3)
(8)	Kroger (26) / Harris Teeter (6) / King Soopers (1)
(9)	Catherine’s (10) / Dress Barn (29) / Justice (26) / Lane Bryant (28) / Maurice’s (12)
(10)	Toys “R” Us (6) / Babies “R” Us (16) / Toys-Babies Combo (5)
(11)	7 leases are guaranteed by Koninklijke Ahold NV, Rated BBB / Baa3 / BBB
(12)	Sears (3) / Kmart (15)
(13)	Stop & Shop (3) / Martin’s (2) / Others (2)
(14)	Rainbow (21) / 5-7-9 (6) / Marianne (9)

DDR Corp.

Capital Structure

$, shares and units in millions, except per share

	June 30, 2014		June 30, 2013
	Amount	% of Total	Amount	% of Total
Capital Structure
Common Shares Equity	$6,365.6	53%	$5,335.5	52%
Perpetual Preferred Stock	350.0	3%	405.0	4%

	6,715.6	56%	5,740.5	56%
Unsecured Credit Facilities	28.6	0%	34.7	0%
Unsecured Term Loan	350.0	3%	350.0	4%
Unsecured Public Debt	2,775.6	23%	2,477.4	24%
Secured Term Loan	400.0	3%	400.0	4%
Fixed Rate Mortgage Debt	1,674.5	14%	1,104.1	11%
Variable Rate Mortgage Debt	85.3	1%	97.3	1%

	5,314.0	44%	4,463.5	44%

Total	$12,029.6	100%	$10,204.0	100%

Capital Structure Detail
Debt to Market Capitalization	44.2%		43.7%
Common Shares Outstanding	359.6		320.1
Operating Partnership Units	1.4		0.4
Market Value per Share	$17.63		$16.65
Accretion on Convertible Notes (excluded above)	$15.7		$26.8
Partners’ Share of Consolidated Debt (included above)	$9.9		$20.4
DDR Share of Unconsolidated Debt (excluded above)	$494.3		$712.8

Credit Ratings			Covenants
				Covenant	Actual
	Debt Rating	Outlook		Threshold	Covenant

Moody’s	Baa2	Stable	Total Debt to Real Estate Assets Ratio	≤ 65%	50%
S&P	BBB-	Positive	Secured Debt to Assets Ratio	≤ 40%	19%
Fitch	BBB-	Stable	Unencumbered Assets to Unsecured Debt	≥ 135%	200%
			Fixed Charge Coverage Ratio	≥ 1.5x	2.1x

DDR Corp.

Debt / EBITDA

$ in millions
	2Q14	2Q13
Consolidated
Net income (loss) to DDR	$76.0	($23.3)
Impairments	14.3	13.6
Depreciation and amortization	99.8	67.0
Interest expense	62.6	53.6
Gain on sale and change in control of interests, net	(83.8)	(1.1)
Other expenses (income), net	4.5	(1.4)
Equity in net (income) loss of JVs	(1.1)	1.2
Income tax expense	0.6	1.7
EBITDA adjustments from discontinued operations	(6.3)	29.3
(Gain) loss on disposition of real estate, net	(1.5)	1.5
Adjustments for non-controlling interests	0.3	(0.2)
JV FFO (at DDR share)	7.4	12.1
Other JV adjustments (at DDR share)	(0.2)	(0.5)

EBITDA - current quarter	172.6	153.5
EBITDA - annualized	690.4	614.0

Consolidated debt	5,328.9	4,444.4
Partner share of consolidated debt	(9.9)	(20.4)
Face value adjustments	(14.9)	19.1
Cash and restricted cash	(389.4)	(64.2)

Net adjusted debt	$4,914.7	$4,378.9

Debt / EBITDA - Consolidated	7.12x	7.13x

Pro rata including JVs
EBITDA - current quarter	181.4	165.9
EBITDA - annualized	725.6	663.6

Consolidated net debt	4,914.7	4,378.9
JV debt (at DDR share)	493.8	711.9
Cash and restricted cash	(17.2)	(102.4)

Net adjusted debt	$5,391.3	$4,988.4

Debt / EBITDA - Pro rata	7.43x	7.52x

DDR Corp.

Debt Summary

$ in millions
	Consolidated			Unconsolidated
			Interest			Interest
	Total	Total	Rate	Total	Total	Rate
	100%	DDR Share	DDR Share	100%	DDR Share	DDR Share
Debt Composition
Unsecured Credit Facilities	$28.6	$28.6	2.22%
Unsecured Term Loan	350.0	350.0	3.05%
Unsecured Public Debt	2,759.9	2,759.9	5.27%
Secured Term Loan	400.0	400.0	1.60%
Fixed Rate Mortgage Loans	1,674.5	1,664.6	5.11%	$2,243.6	$406.0	5.53%
Variable Rate Mortgage Loans	85.3	85.3	1.93%	582.4	87.8	3.61%

Subtotal	5,298.3	5,288.4	4.72%	2,826.0	493.8	5.19%
Fair Market Value Adjustment	30.6	30.6		9.0	0.5

Total	$5,328.9	$5,319.0	4.72%	$2,835.0	$494.3	5.19%

	Scheduled	Secured	Unsecured			Interest
	Principal	Debt	Debt	Total	Total	Rate
	Payments	Maturities	Maturities	100%	Pro Rata	Pro Rata
Consolidated Maturity Schedule (1)
2014	$16.9	$302.5	$0.0	$319.4	$319.4	4.23%
2015	35.4	391.1	503.0	929.5	929.5	4.44%
2016	29.5	40.7	240.0	310.2	310.2	8.66%
2017	29.4	126.5	350.0	505.9	505.9	6.25%
2018	22.7	502.6	410.8	936.1	936.1	3.53%
2019	16.5	169.3	300.0	485.8	485.8	4.05%
2020	7.3	280.2	300.0	587.5	587.5	6.11%
2021	4.4	126.5	300.0	430.9	430.9	3.93%
2022	0.1	42.8	450.0	492.9	483.0	4.67%
2023 and beyond	0.0	15.4	300.0	315.4	315.4	3.23%
Unsecured debt discount			(15.3)	(15.3)	(15.3)

	$162.2	$1,997.6	$3,138.5	$5,298.3	$5,288.4	4.72%
Unconsolidated Maturity Schedule (1)
2014	$5.5	$207.6	$0.0	$213.1	$42.1	6.66%
2015	10.3	158.7	0.0	169.0	27.9	6.44%
2016	9.1	194.8	0.0	203.9	17.0	5.95%
2017	7.6	1,438.5	0.0	1,446.1	301.8	5.51%
2018	4.4	204.2	0.0	208.6	56.4	4.91%
2019	4.0	382.3	0.0	386.3	1.2	2.24%
2020	4.2	19.9	0.0	24.1	1.2	5.25%
2021	3.4	80.5	0.0	83.9	31.7	5.41%
2022	2.2	0.0	0.0	2.2	0.4	0.00%
2023 and beyond	2.4	86.4	0.0	88.8	14.1	4.43%

Total	$53.1	$2,772.9	$0.0	$2,826.0	$493.8	5.19%

% of Total	Consolidated	Unconsolidated
Fixed	92.2%	79.4%
Variable	7.8%	20.6%
Recourse to DDR	68.1%	0.0%
Non-recourse to DDR	31.9%	100.0%

(1)	Assumes borrower extension options are exercised.

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Senior Debt:
Unsecured Revolver ($750m)	$28.6	$28.6	04/18	L + 115
Unsecured Revolver ($65m)	0.0	0.0	04/18	L + 115
Unsecured Term Loan ($50m)	50.0	50.0	01/17	L + 150
Unsecured Term Loan ($300m)	300.0	300.0	01/19	L + 190
Secured Term Loan ($400m)	400.0	400.0	04/18	L + 135

	$778.6	$778.6
Public Debt:
Unsecured Notes	$153.0	$153.0	05/15	5.50%
Convertible Notes (4)	334.3	334.3	11/15	1.75%
Unsecured Notes	239.6	239.6	03/16	9.63%
Unsecured Notes	300.0	300.0	04/17	7.50%
Unsecured Notes	298.9	298.9	04/18	4.75%
Unsecured Notes	82.2	82.2	07/18	7.50%
Unsecured Notes	298.5	298.5	09/20	7.88%
Unsecured Notes	298.1	298.1	01/21	3.50%
Unsecured Notes	457.0	457.0	07/22	4.63%
Unsecured Notes	298.4	298.4	05/23	3.38%

	$2,760.0	$2,760.0
Mortgage Debt:
Abernathy Square, GA (5)	$11.4	$11.4	10/14	4.23%
Bermuda Square, VA (5)	7.1	7.1	10/14	4.23%
Brook Highland Plaza, AL (5)	23.3	23.3	10/14	4.23%
Chillicothe Place, OH (5)	4.1	4.1	10/14	4.23%
Clearwater Collection, FL (5)	6.7	6.7	10/14	4.23%
Cross Pointe Center, NC (5)	9.4	9.4	10/14	4.23%
Crossroads Center, MS (5)	23.2	23.2	10/14	4.23%
Deer Valley Towne Center, AZ (5)	16.6	16.6	10/14	4.23%
Delaware Consumer Square, NY (5)	9.7	9.7	10/14	4.23%
Downtown Short Pump, VA (5)	11.8	11.8	10/14	4.23%
Hamilton Marketplace, NJ (5)	39.2	39.2	10/14	4.23%
Home Depot Center, IL (5)	6.3	6.3	10/14	4.23%
Kroger, OH (5)	2.5	2.5	10/14	4.23%
Lexington Place, SC (5)	4.1	4.1	10/14	4.23%
Loisdale Center, VA (5)	10.5	10.5	10/14	4.23%
Marketplace at Delta Twp, MI (5)	6.3	6.3	10/14	4.23%
Mooresville Consumer Sq, NC (5)	17.2	17.2	10/14	4.23%
North Pointe Plaza, SC (5)	10.3	10.3	10/14	4.23%
Overlook at Hamilton Place, TN (5)	9.2	9.2	10/14	4.23%
Plaza at Sunset Hills, MO (5)	26.4	26.4	10/14	4.23%
Sam’s Club, MA (5)	5.1	5.1	10/14	4.23%
The Commons, MD (5)	8.2	8.2	10/14	4.23%
Walmart Supercenter, OH (5)	6.8	6.8	10/14	4.23%
Wando Crossing, SC (5)	11.0	11.0	10/14	4.23%
Warner Robins Place, GA (5)	6.4	6.4	10/14	4.23%
Wendover Village, NC (5)	4.5	4.5	10/14	4.23%
Windsor Court, CT (5)	6.9	6.9	10/14	4.23%

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Hamilton Commons, NJ	2.4	2.4	09/15	4.70%
Woodfield Village Green, IL	65.8	65.8	09/15	6.40%
Carillon Place, FL	25.8	25.8	09/15	6.40%
Fairfax Towne Center, VA	39.2	39.2	09/15	6.40%
Shoppers World, MA	128.3	128.3	09/15	6.40%
Winter Garden Village, FL	104.4	104.4	10/15	6.10%
Cumming Town Center, GA	33.9	33.9	10/15	6.10%

Tops Plaza, NY	2.8	2.8	01/16	8.00%
The Maxwell, IL	40.6	40.6	08/16	L + 285
Freedom Plaza, NY	1.0	1.0	09/16	7.85%

Walmart Supercenter, NC	4.0	4.0	08/17	6.00%
Connecticut Commons, CT	47.8	47.8	10/17	5.01%
Riverdale Village, MN	26.2	26.2	10/17	5.01%
Riverdale Village Perimeter, MN	32.9	32.9	10/17	5.01%
Lake Brandon Village, FL	9.5	9.5	10/17	5.01%
Shoppers World Brookfield, WI	5.9	5.9	10/17	5.01%
Marketplace Of Brown Deer, WI	4.2	4.2	10/17	5.01%
Brown Deer Center, WI	8.0	8.0	10/17	5.01%
Thruway Plaza (Walmart), NY	1.8	1.8	10/17	6.78%

Tops Plaza, NY	7.5	7.5	01/18	7.05%
Walmart Supercenter, SC	4.0	4.0	01/18	6.00%
Johns Creek Town Center, GA	24.7	24.7	03/18	5.06%
Southland Crossings, OH	24.7	24.7	03/18	5.06%
The Promenade at Brentwood, MO	31.3	31.3	03/18	5.06%
DDR Headquarters, OH	29.4	29.4	03/18	L + 105
Mohawk Commons, NY	10.8	10.8	12/18	5.75%

Lowes, TN	4.4	4.4	01/19	7.66%
Nassau Park Pavilion, NJ	57.0	57.0	02/19	3.40%
Bandera Pointe, TX	24.8	24.8	02/19	3.40%
Presidential Commons, GA	21.2	21.2	02/19	3.40%
Plaza Cayey, PR	21.1	21.1	06/19	7.59%
Plaza Fajardo, PR	25.3	25.3	06/19	7.59%
Plaza Isabela, PR	22.3	22.3	06/19	7.59%
Plaza Walmart, PR	11.8	11.8	06/19	7.59%
Mariner Square, FL	2.8	2.8	09/19	9.75%

Northland Square, IA	5.5	5.5	01/20	9.38%
Plaza Rio Hondo, PR	125.7	125.7	01/20	3.95%
Easton Marketplace, OH	50.2	50.2	01/20	3.95%
The Fountains, FL	45.8	45.8	01/20	3.95%
Perimeter Pointe, GA	43.3	43.3	01/20	3.95%
Polaris Towne Center, OH	43.9	43.9	04/20	6.76%

DDR Corp.

Consolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Chapel Hills West, CO	12.8	12.8	06/21	5.49%
West Valley Marketplace, PA	10.6	10.6	07/21	6.95%
Plaza Escorial, PR	75.0	75.0	07/21	3.59%
Wrangleboro Consumer Sq, NJ	61.5	61.5	10/21	5.41%
Chapel Hills East, CO	8.7	8.7	12/21	5.24%

Paradise Village Gateway, AZ	30.0	20.1	01/22	4.65%
Macedonia Commons, OH	19.6	19.6	02/22	5.71%

Gulfport Promenade, MS	15.4	15.4	12/37	S + 41

	$1,759.8	$1,749.9
FMV adjustment - assumed debt	30.6	30.6

Total	$1,790.4	$1,780.5

Rate Type
Fixed	$4,884.4	$4,874.5	4.3 years	4.98%
Variable	413.9	413.9	4.3 years	1.64%

	$5,298.3	$5,288.4	4.3 years	4.72%

Perpetual Preferred Stock
Class J	$200.0	$200.0	Perpetual	6.500%
Class K	150.0	150.0	Perpetual	6.250%

Interest Rate Swaps Underlying Debt Hedged:	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Unsecured Term Loan	$50.0	1 mo. LIBOR	0.56%	6/1/15
Secured Term Loan	100.0	1 mo. LIBOR	0.53%	7/1/15
Mortgage Portfolio	80.7	1 mo. LIBOR	2.81%	9/1/17
Unsecured Term Loan	100.0	1 mo. LIBOR	0.88%	1/2/18
Unsecured Term Loan	200.0	1 mo. LIBOR	1.54%	2/1/19

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR, S = SIFMA.
(3)	Does not include discounts or premiums.
(4)	May be net settled prior to November 2015 with DDR’s common stock once the price rises above 125% of $15.08 at 6/30/2014. The conversion price is subject to future adjustments in the quarterly dividend. The balance is to be settled in cash. Included in this amount is a $15.7 million reduction as compared to the face value of the convertible notes.
(5)	Loan was repaid on July 10, 2014.

DDR Corp.

Unconsolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
BRE DDR Retail Holdings II
Silver Spring Square, PA	$38.0	$1.9	10/15	6.35%
Sycamore Crossing, OH	64.0	3.2	12/16	5.81%
Falcon Ridge Town Center, CA	43.5	2.2	01/17	5.68%
Vista Village, CA	33.2	1.7	04/17	5.71%
Falcon Ridge Town Center, CA	14.8	0.7	01/18	5.91%
Fortuna Center, VA	12.1	0.6	02/18	6.18%
Orchards Market, WA	21.6	1.1	09/18	L + 220
Indian Springs Market Center, OH	6.4	0.3	09/18	L + 220

	$233.6	$11.7
DDR Domestic Retail Fund I
Village Center, WI	$10.5	$2.1	04/15	4.21%
West Falls Plaza, NJ	10.1	2.0	04/15	4.21%
52 Additional Assets	883.5	176.7	07/17	5.60%
Heather Island, FL	4.5	0.9	02/18	3.56%
Hilliard Rome, OH	12.1	2.4	02/18	3.56%

	$920.7	$184.1
DDRTC Core Retail Fund
Pool 1 (9 assets)	$350.2	$52.5	03/17	5.45%
Willoughby Hills Shop Ctr, OH	7.7	1.1	07/18	6.98%
Pool 5 (11 assets) (3)	217.0	32.6	02/19	L + 180
Pool 3 (6 assets) (3)	165.3	24.8	03/19	L + 225
Birkdale Village, NC	82.5	12.4	04/24	4.30%

	$822.7	$123.4
Coventry II
Bloomfield Park, MI (4)	$21.9	$0.0	12/08	P + 300
Marley Creek Square, IL (4)	10.4	1.0	12/12	L + 125
DDR SM (10 assets) (4)	6.6	1.4	09/14	L + 350
DDR SM (10 assets) (4)	32.7	6.5	09/14	L + 525
Totem Lake Mall, WA (4)	27.5	5.5	06/15	L + 650
Buena Park, CA (3)	73.0	14.6	06/15	L + 625
DDR SM (7 assets) (4)	27.2	5.4	09/16	6.75%
Christown Spectrum Mall, AZ	65.4	13.1	04/18	4.80%
Fairplain Plaza, MI	18.4	3.7	05/23	4.85%

	$283.1	$51.2
DDR-SAU Retail Fund
DDR-SAU Retail Fund (18 assets)	$107.1	$21.4	09/17	4.74%
DDR-SAU Retail Fund (9 assets)	71.4	14.3	04/18	4.65%

	$178.5	$35.7

DDR Corp.

Unconsolidated Debt Detail

$ in millions	Balance	Balance	Maturity	Interest
	100%	DDR Share	Date (1)	Rate (2) (3)
Other Joint Ventures
DDR Markaz II (11 assets)	$136.0	$27.2	11/14	7.15%
BRE DDR Retail Holdings I (12 Assets)	109.9	5.5	04/16	5.25%
Lennox Town Center Limited, OH	1.0	0.5	07/17	6.44%
Lennox Town Center Limited, OH	26.0	13.0	07/17	5.64%
RO & SW Realty (9 assets)	20.1	5.1	10/20	5.25%
Sun Center Limited, OH	22.5	17.9	05/21	5.99%
RVIP IIIB, Deer Park, IL	71.9	18.5	09/21	4.84%

	$387.4	$87.7

Subtotal	$2,826.0	$493.8
FMV Adjustment - Assumed Debt	9.0	0.5

Total	$2,835.0	$494.3
Rate Type
Fixed	$2,243.6	$406.0	3.4 years	5.53%
Variable	582.4	87.8	3.3 years	3.61%

	$2,826.0	$493.8	3.4 years	5.19%

(1)	Assumes borrower extension options are exercised.
(2)	L = LIBOR, P = Prime

(3) Loans with floor interest rates:	Floor:
DDRTC Holdings Pool 5 (11 assets)	1 mo. LIBOR of 0.25%
DDRTC Holdings Pool 3 (6 assets)	1 mo. LIBOR of 0.25%
Buena Park, CA	1 mo. LIBOR of 0.75%

(4)	Includes $126.3 million of non-recourse debt ($19.8 million at DDR’s share) associated with joint ventures for which the Company has written its investment down to zero and is receiving no allocation of income.

DDR Corp.

Analyst Coverage

Corporate Headquarters	Investor Relations
DDR Corp.	Matt Lougee
3300 Enterprise Parkway	Toll Free: (877) 225-5337
Beachwood, Ohio 44122	Main: (216) 755-5500
Website: www.ddr.com	Email: mlougee@ddr.com

Equity Research
Bank of America Merrill Lynch	Craig Schmidt	craig.schmidt@baml.com	(646) 855-3640
	Katharine Hutchins	katharine.hutchins@baml.com	(646) 855-1681

Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151

Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Christy McElroy	christy.mcelroy@citi.com	(212) 816-6981

Cowen & Company	Jim Sullivan	james.sullivan@cowen.com	(646) 562-1380

Deutsche Bank	Vincent Chao	vincent.chao@db.com	(212) 250-6799

DISCERN	Dave Wigginton	dwigginton@discern.com	(646) 863-4177

Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736

Green Street Advisors	Cedrik Lachance	clachance@greenstreetadvisors.com	(949) 640-8780
	Jason White	jwhite@greenstreetadvisors.com	(949) 640-8780

Hilliard Lyons	Carol Kemple	ckemple@hilliard.com	(502) 588-1839

Imperial Capital	David Harris	dharris@imperialcapital.com	(212) 351-9429

ISI Group	Steve Sakwa	ssakwa@isigrp.com	(212) 446-9462

Janney Montgomery Scott	Mike Gorman	mgorman@janney.com	(215) 665-6224

Jefferies and Company	Tayo Okusanya	tokusanya@jefferies.com	(212) 336-7076

J.P. Morgan	Michael Mueller	michael.w.mueller@jpmorgan.com	(212) 622-6689

KeyBanc Capital Markets	Jordan Sadler	jsadler@keybanccm.com	(917) 368-2280
	Todd Thomas	tthomas@keybanccm.com	(917) 368-2286

MLV & Co.	Paul Morgan	pmorgan@mlvco.com	(415) 325-4187

Morgan Stanley	Haendel St. Juste	haendel.stjuste@morganstanley.com	(212) 761-0071

RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646

Robert W. Baird & Co.	Jonathan Pong	jpong@rwbaird.com	(203) 425-2740

Sandler O’Neill	Alex Goldfarb	agoldfarb@sandleroneill.com	(212) 466-7937
	Andrew Schaffer	aschaffer@sandleroneill.com	(212) 466-8062

SunTrust Robinson Humphrey	Ki Bin Kim	kibin.kim@suntrust.com	(212) 303-4124

UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Jeremy Metz	jeremy.metz@ubs.com	(212) 713-2429

Wells Fargo	Jeff Donnelly	jeff.donnelly@wellsfargo.com	(617) 603-4262
	Tamara Fique	tamara.fique@wellsfargo.com	(443) 263-6568

Fixed Income Research

Barclays	Danish Agboatwala	danish.agboatwala@barclays.com	(212) 412-2573

Citigroup	Tom Cook	thomas.n.cook@citigroup.com	(212) 723-1112

J.P. Morgan	Mark Streeter	mark.streeter@jpmorgan.com	(212) 834-5086

Wells Fargo	Thierry Perrein	thierry.perrein@wellsfargo.com	(704) 410-3262

DDR Corp.

Notable Accounting and Supplemental Policies

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.

•	Tenant reimbursements are recognized in the period in which the expenses are incurred.

•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.

•	All internal and external acquisition costs are expensed as incurred.

•	The Company does not capitalize any executive officer compensation.

•	General and administrative expenses include executive property management compensation and related expenses. Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•	Costs incurred in obtaining financing are included in deferred charges and amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated statements of operations.

Real Estate

•	Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property’s estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.

•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.

•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings	20 to 40 years
Building Improvements	5 to 20 years
Furniture/Fixtures/Tenant Improvements	Shorter of economic life or lease terms

DDR Corp.

Notable Accounting and Supplemental Policies

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.

•	The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs. Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•	Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

•	Gains or losses on the sales of operating shopping centers are generally reflected as discontinued operations.

Leasing Spreads

•	Leasing spreads are calculated by comparing the prior tenant’s annual base rent in the final year of the old lease to the new tenant’s annual base rent in the first year of the new lease. The reported calculation, “Comparable”, only includes deals executed within one year of the date that the prior tenant vacated. “Non-comp” deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size, or deals for space which was vacant at acquisition.

Same Store NOI (“SSNOI”)

•	Excludes development, redevelopment, straight-line rental income and expenses, lease termination income, FMV of leases and provisions for uncollectible amounts and/or recoveries thereof; includes assets owned in comparable periods (15 months for quarter comparisons).

Net Effective Rents

•	Net effective rents are calculated with full consideration for all costs associated with leasing the space rather than pro rata costs. Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord’s property value and typically extend the life of the asset in excess of the lease term.

Investor Relations Department | 3300 Enterprise Parkway Beachwood, Ohio 44122 | P. 216.755.5500 | F. 216.755.1500 | www.ddr.com ddr listed nyse